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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) March 20, 2002


                            PRIMA ENERGY CORPORATION
             (Exact name of Registrant as specified in its charter)

          DELAWARE                   0-9408               84-1097578
(State or other jurisdiction of    (Commission         (I.R.S. Employer
 incorporation or organization)    file number)        Identification No.)


                  1099 18TH STREET, SUITE 400, DENVER CO 80202
               (Address of principal executive offices) (Zip Code)

                                 (303) 297-2100
              (Registrant's telephone number, including area code)

                                    NO CHANGE
          (Former name or former address, if changed from last report.)



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                            PRIMA ENERGY CORPORATION
                                    FORM 8-K
                                 MARCH 20, 2002


ITEM 5.  OTHER EVENTS

         On March 20, 2002, Prima Energy Corporation, a Delaware corporation, issued a press release reporting year-end 2002 financial results and providing an update of operating activities and commodity hedging transactions. A copy of the press release is attached hereto as Exhibit 99.2




ITEM 7c.   EXHIBITS

         The following exhibit is filed herewith pursuant to the provisions of
Item 601 of Regulation S-K.

          Exhibit
         Table No.         Document                          Exhibit No.
         ---------         --------                          -----------
            99             Prima Energy Corporation Press       99.2
                           Release dated March 20, 2002












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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           PRIMA ENERGY CORPORATION
                                                  (Registrant)



Date       March 25, 2002                  /s/ Neil L. Stenbuck
      --------------------------           -------------------------------------
                                           Neil L. Stenbuck,
                                           Executive Vice President - Finance

                                 EXHIBIT INDEX


          Exhibit
         Table No.         Document                          Exhibit No.
         ---------         --------                          -----------
            99             Prima Energy Corporation Press       99.2
                           Release dated March 20, 2002